Exhibit 99.1

RSM McGladrey

RSM McGladrey, Inc.
1 South Wacker Drive
Chicago, IL 60606-3392
O 312.634.3400 F 312.634.3410
www.rsmmcgladrey.com

May 19, 2008

Mr. Geoff Matlin

Chairman of the Audit Committee
QRS Music Technologies, Inc.
2011 Seward Avenue

Naples, FL 34109

Dear Mr. Matlin:

This is to confirm that the client-auditor relationship between QRS Music Technologies, Inc. (Commission File Number 0-31955) and McGladrey & Pullen, LLP, independent registered public accounting firm, has ceased.

Sincerely,

McGLADREY & PULLEN, LLP

cc:	PCAOB Letter File
Office of the Chief Accountant Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549-7561

Ms. Ann Jones
Chief Financial Officer
QRS Music Technologies, Inc.

RSM McGladrey, Inc. is a member firm of RSM International, an affiliation of separate and independent legal entities.